EXHIBIT 99.1


NAME AND ADDRESS OF REPORTING PERSON:

                Nomura International plc
                Nomura House
                1 St Martins-le-Grand
                London, EC1A 4NP
                United Kingdom

ISSUER NAME AND TICKER OR TRADING SYMBOL:

                Targacept, Inc. [TGRT] (the "Issuer")

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:

                April 11,2006 (the date the Issuer's form 8-A became effective)

Explanation of Responses:

         This Form 3 is filed by Nomura International plc ("NI") on behalf of Nomura Phase4 Ventures LP ("NLP") (each a "Reporting Person"). Each Reporting Person is a member of a 13G Group reporting more than 10% ownership of the Common Stock of the Issuer.

                                 Amount of Securities Beneficially Owned           Ownership Form:             Nature of Indirect
          Reporting Person          Following Reported Transaction(s)         Direct (D) or Indirect (I)      Beneficial Ownership
          ----------------          ---------------------------------         --------------------------      --------------------
Nomura International plc                    1,190,476/946,428                              D/I
Nomura Phase4 Ventures LP                     946,428                                      D
Nomura Phase4 Venture LTD                     946,428                                      I
Nomura Phase4 Ventures GP LTD                 946,428                                      I


NI owns directly all of the stock of Nomura Phase4 Ventures Limited ("NVL"). NVL owns directly all of the stock of Nomura Phase4 GP Limited ("NGP"). NGP is the manager of NLP.

Each Reporting Person disclaims beneficial ownership of all indirectly owned securities reported on this Form in excess of such Reporting Person's pecuniary interest therein.

                             JOINT FILER INFORMATION


NAME:    Nomura International plc

ADDRESS:
Nomura House
1 St Martins-le-Grand
London, EC1A 4NP
United Kingdom


ISSUER AND TICKER SYMBOL:  Targacept, Inc. [TRGT]

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:  April 11, 2006

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:    Member of 13G Group reporting
                                                more than 10% ownership.



SIGNATURE:      Nomura International plc

                By: /s/ Denise Pollard-Knight
                    ---------------------------------------



Dated:  April 11, 2006

                             JOINT FILER INFORMATION


NAME:   Nomura Phase4 Ventures LP

ADDRESS:
Nomura House
1 St Martins-le-Grand
London, EC1A 4NP
United Kingdom

ISSUER AND TICKER SYMBOL:  Targacept, Inc. [TRGT]

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:  April 11, 2006

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:    Member of 13G Group reporting
                                                more than 10% ownership.


SIGNATURE:      Nomura Phase4 Ventures LP

                By: /s/ Denise Pollard-Knight
                    ---------------------------------------



Dated:  April 11, 2006

                             JOINT FILER INFORMATION



NAME:   Nomura Phase4 Ventures LTD

ADDRESS:
Nomura House
1 St Martins-le-Grand
London, EC1A 4NP
United Kingdom

ISSUER AND TICKER SYMBOL:  Targacept, Inc. [TRGT]

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:  April 11, 2006

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:    Member of 13G Group reporting
                                                more than 10% ownership.



SIGNATURE:      Nomura Phase4 Ventures LTD

                By: /s/ Denise Pollard-Knight
                    ---------------------------------------



Dated:  April 11, 2006

                             JOINT FILER INFORMATION



NAME:   Nomura Phase4 Ventures GP LTD

ADDRESS:
Nomura House
1 St Martins-le-Grand
London, EC1A 4NP
United Kingdom

ISSUER AND TICKER SYMBOL:  Targacept, Inc. [TRGT]

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:  April 11, 2006

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:    Member of 13G Group reporting
                                                more than 10% ownership.



SIGNATURE:      Nomura Phase4 Ventures GP LTD

                By: /s/ Denise Pollard-Knight
                    ---------------------------------------



Dated:  April 11, 2006